UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2017 (June 23, 2017)

Constellation Alpha Capital Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38118	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Emerald View, Suite 400, 2054 Vista Parkway

West Palm Beach, FL 33411
(Address of principal executive offices, including Zip Code)

(561) 404-9034

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On June 23, 2017, Constellation Alpha Capital Corp. (the “Company”) consummated its initial public offering (“IPO”) of 14,375,000 units (“Units”), including 1,875,000 Units as a result of the underwriters’ exercise of their over-allotment exercise in full. Each Unit consists of one ordinary share, no par value per share (“Ordinary Share”), one right to receive one-tenth of one Ordinary Share upon consummation of a Business Combination and one warrant (“Warrant”) to purchase one-half of one Ordinary Share at an exercise price of $11.50 per full share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $143,750,000.

On June 23, 2017, simultaneously with the consummation of the IPO, the Company consummated a private placement (“Private Placement”) of an aggregate of 561,250 units (the “Private Units”) at a price of $10.00 per Private Unit to Centripetal, LLC (the “Sponsor”) and Cowen Investments LLC (“Cowen Investments”), among which 425,000 Private Units were purchased by the Sponsor and 136,250 Private Units were purchased by Cowen Investments. The Private Placement generated total proceeds of $5,612,500. Each Private Unit consists of one Ordinary Share, no par value per share, one right to receive one-tenth of one Ordinary Share upon consummation of an initial business combination by the Company and one Warrant to purchase one-half of one Ordinary Share at an exercise price of $11.50 per full share.

A total of $145,187,500 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of June 23, 2017 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Audited Balance Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2017

Constellation Alpha Capital Corp.

By:	/s/ Rajiv Shukla
Rajiv Shukla
Chief Executive Officer and Chairman